UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2014

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

(Exact name of registrant specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 554-1110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 9, 2014, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) held its annual meeting of stockholders at 222 S. Main Street, Suite 1730, Salt Lake City, Utah 84101. The matters submitted to the stockholders for a vote were (i) the election of five directors to hold office until the next annual meeting of the stockholders and until their successors are elected and qualified, and (ii) three proposals to amend the Company's charter. The Company did not hold a vote on the last proposal presented in its proxy materials as it was not necessary to adjourn the annual meeting to solicit additional proxies in favor of the proposals to amend the Company's charter.

The nominees submitted for election as directors were Jeffrey S. Edison, William M. Kahane, Leslie T. Chao, Paul J. Massey, Jr., and Stephen R. Quazzo. The number of votes cast for and the number of votes withheld for each of the director nominees were as follows:

Name	Votes For	Votes Withheld
Jeffrey S. Edison	97,595,154	3,103,967
William M. Kahane	97,532,933	3,166,188
Leslie T. Chao	97,564,215	3,134,906
Paul J. Massey, Jr.	97,623,085	3,076,036
Stephen R. Quazzo	97,592,868	3,106,253

All of the nominees were elected to serve as directors until the next annual meeting of the stockholders and until their successors are duly elected and qualified.

The following are the voting results with respect to the three proposals to amend the Company's charter (the proposals below are described in detail in the proxy statement related to the annual meeting of stockholders):

Proposal	For	Against	Abstain
Approve an amendment of the Company's charter to eliminate certain provisions that had previously been required by state securities administrators in connection with the Company’s initial public offering or that relate to such required provisions	92,995,490	2,445,785	5,257,846
Approve an amendment of the Company's charter to add language to specify that the charter provision regarding the requirements of tender offers will only apply until the Company lists its shares on a national securities exchange	93,945,023	1,792,817	4,961,281
Approve an amendment of the Company's charter to add a provision that enables the Company to declare and pay a dividend of one class of its stock to the holders of shares of another class of stock	91,713,271	3,662,039	5,323,811

The three proposals to amend the Company's charter were approved and the Fourth Articles of Amendment and Restatement were filed in Maryland and became effective on July 15, 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Fourth Articles of Amendment and Restatement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Dated: July 15, 2014	By:	/s/ R. Mark Addy
R. Mark Addy
Co-President